                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       3/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Growth and Income Fund

Semiannual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns prior to August 2, 1999 for Class A shares, prior to December 29, 2000 for Class B and C shares and prior to November 3, 2003 for Class R shares are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder Growth and Income Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	12.44%	30.33%	-1.18%	-2.54%	7.36%
Class B	11.96%	29.29%	-1.97%	-3.20%	6.57%
Class C	12.02%	29.29%	-1.97%	-3.19%	6.59%
Class R	12.48%	30.19%	-1.37%	-2.63%	7.18%
S&P 500 Index+	14.08%	35.12%	.63%	-1.20%	11.68%

Scudder Growth and Income Fund	6-Month++	1-Year	Life of Class*
Institutional Class	12.72%	30.95%	10.38%
S&P 500 Index+	14.08%	35.12%	16.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 3/31/04	$ 20.26	$ 20.04	$ 20.04	$ 20.41	$ 20.39
11/03/03 (inception of Class R)	$ -	$ -	$ -	$ 19.22	$ -
9/30/03	$ 18.04	$ 17.90	$ 17.89	$ -	$ 18.15
Distribution Information: Six Months: Income Dividends as of 3/31/04	$ .02	$ -	$ -	$ -	$ .07

Class A Lipper Rankings - Large-Cap Core Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	588	of	1,025	58
3-Year	380	of	839	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Growth and Income Fund - Class A [] S&P 500 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,284	$9,095	$8,289	$19,180
	Average annual total return	22.84%	-3.11%	-3.68%	6.73%
Class B	Growth of $10,000	$12,629	$9,233	$8,421	$18,892
	Average annual total return	26.29%	-2.62%	-3.38%	6.57%
Class C	Growth of $10,000	$12,929	$9,422	$8,502	$18,924
	Average annual total return	29.29%	-1.97%	-3.19%	6.59%
Class R	Growth of $10,000	$13,019	$9,596	$8,751	$20,013
	Average annual total return	30.19%	-1.37%	-2.63%	7.18%
S&P 500 Index+	Growth of $10,000	$13,512	$10,191	$9,414	$30,191
	Average annual total return	35.12%	.63%	-1.20%	11.68%

Scudder Growth and Income Fund		1-Year	Life of Class*
Institutional Class++	Growth of $10,000	$13,095	$11,730
	Average annual total return	30.95%	10.38%
S&P 500 Index+	Growth of $10,000	$13,512	$12,648
	Average annual total return	35.12%	16.00%

The growth of $10,000 is cumulative.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Institutional Class shares not subject to sales charges.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns for Class AARP for all periods shown reflect a fee and/or expense waiver. Without this waiver the return would have been lower and any rankings/ratings would have been less favorable.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to August 14, 2000 are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/04
Scudder Growth and Income Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	12.59%	30.64%	-.92%	-2.17%	7.71%
Class AARP	12.63%	30.75%	-.88%	-2.15%	7.72%
S&P 500 Index+	14.08%	35.12%	.63%	-1.20%	11.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/04	$ 20.39	$ 20.36
9/30/03	$ 18.15	$ 18.13
Distribution Information: Six Months: Income Dividends as of 3/31/04	$ .05	$ .05

Class S Lipper Rankings - Large-Cap Core Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	559	of	1,025	55
3-Year	356	of	839	43
5-Year	304	of	626	49
10-Year	175	of	219	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Growth and Income Fund - Class S [] S&P 500 Index+

Yearly periods ended March 31

Comparative Results as of 3/31/04
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,064	$9,728	$8,963	$21,026
	Average annual total return	30.64%	-.92%	-2.17%	7.71%
Class AARP	Growth of $10,000	$13,075	$9,738	$8,970	$21,042
	Average annual total return	30.75%	-.88%	-2.15%	7.72%
S&P 500 Index+	Growth of $10,000	$13,512	$10,191	$9,414	$30,191
	Average annual total return	35.12%	.63%	-1.20%	11.68%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Gregory S. Adams addresses the economy, the management team's investment approach and the resulting performance of Scudder Growth and Income Fund for the six-month period October 1, 2003, through March 31, 2004.

Q: How would you characterize the market environment during the period?

A: What proved to be a temporary market setback in September 2003 gave way to a period of renewed economic strength and relative stock market stability beginning in October. Leading indicators (statistics suggesting the direction of the economy) continued to improve throughout November and December. Jobless claims (a measure of employment) began to taper off and GDP (gross domestic product, generally the market value of all goods and services produced in the US) figures were robust, if somewhat lower than economists had forecasted.

The momentum of the fourth quarter 2003 propped up technology and other economically sensitive stocks early in the new year. During the second half of January 2004, however, the market reversed after the Federal Reserve Board hinted that it might raise interest rates sooner than previously expected. The market also struggled after a February release of disappointing labor statistics, renewed terrorism fears post the deadly Madrid bombings and early indications of a tighter-than-anticipated presidential election campaign, which challenged high investor sentiment.

Throughout January and February, however, earnings growth for large- and small-cap stocks continued to surprise on the upside, providing a mooring for investors. In March, surprisingly strong employment data helped to renew investor confidence, driving the equity markets to a strong finish by the period's end.

Q: How did the fund perform during the period?

A: Scudder Growth and Income Fund Class A shares posted a total return of 12.44% for the six months ended March 31, 2004. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower.) The fund edged out the 12.38% average total return of its peers in the Large-Cap Core Funds category, as tracked by Lipper, Inc., but fell short of the 14.08% total return of the benchmark Standard & Poor's 500 index (S&P 500) for the period.1 (This fund has several different share classes. Please see pages 3 through 7 for performance of other share classes and for more complete performance information.)

1 The Lipper Large-Cap Core Funds category is a group of mutual funds that invest at least 75% of their assets in large-cap equities. These funds have more latitude in the companies in which they invest.

While the fund's absolute performance was positive, its relative performance was somewhat disappointing to us. Our goal, of course, is to outperform both our peers and our benchmark. Over the period, adept stock selection added to performance. Our sector allocation strategy was, however, less successful than we had hoped. We aimed to capitalize on economic recovery by concentrating a proportionately greater share of the portfolio in "cyclical stocks," or those of industry sectors, such as technology and industrials, that tend to perform well in an improving economy.

The first quarter of 2004 proved especially frustrating. While we were off to a strong start, with robust fund performance through most of January and February, a confluence of economic and geopolitical events in March prompted a "defensive rotation." In other words, investors were driven away from the more aggressive, cyclical industries and toward less risky industries, such as energy and consumer staples, that tend to hold up in economic downturns due to more constant demand.

Q: Which stocks or industry sectors contributed most to fund performance during the period?

A: Among individual stocks, AT&T Wireless Services, Inc. was the top contributor, with robust gains resulting from its takeover by Cingular Wireless LLC. Other portfolio holdings in telecommunications (as a whole, among the best performing segments of the S&P 500) also performed well. Most notably, Verizon Communications, Inc., a regional telephone service provider, which benefited from the strength of its domestic wireless business and services division and adept company management.

Stock selection within the health care, technology, and industrials sectors also added value.

• The fund's well diversified health care holdings as a group outperformed the average return of health care holdings in the S&P 500. The fund benefited from its underweight position (allocating a proportionately smaller share of assets than the benchmark) in large pharmaceutical stocks, which generally performed poorly. Strong stock selection throughout the health care sector also helped performance. In the health care equipment and supplies area, Guidant Corp., which saw an increase in its implantable defibrillator system sales performed strongly. In the health care providers and services area, WellPoint Health Networks, Inc., rallied after it was announced in October 2003 that the company would merge with Anthem, Inc., another health care provider. Additionally, pharmacy benefit manager Caremark Rx, Inc., gained ground as it continued to generate robust earnings and enhance its business performance.

• Several technology stocks contributed powerfully to fund performance. Symantec Corp., a leading provider of computer network security solutions and antivirus software, continued to grow earnings and market share. Texas Instruments, Inc. was among those holdings to benefit from a rally in semiconductor stocks.

• In the fourth quarter of 2003, the share price of fund industrial holdings such as Parker-Hannifin Corp., Deere & Co. and Honeywell International, Inc. continued to rise as these companies continued to report better-than-expected earnings. After a strong 2003, our industrials holdings pulled back some as investors rotated into areas that have not performed as well over the past year. The portfolio selection team believes this was temporary and took advantage of the pullback in the industrials sector to add to favored names in the space such as Parker-Hannifin Corp. However, we trimmed our position in United Technologies Corp. on concerns over succession plans for their outgoing chief executive officer and the possibility that they are interested in making an acquisition, which is not part of our thesis.

Q: Which stocks or industry sectors detracted from performance?

A: Information technology remained the portfolio's largest stake and its heaviest overweight (or proportionately greater allocation) relative to the index. Software giant Microsoft Corp., which was among the fund's largest positions, continued to be dogged by the pending resolution of antitrust issues with the European Union. Nevertheless, we believe the company continues to be compelling, especially in light of its cash balance. While clearly there is risk that the money would be reinvested in the business at lower returns or used for dilutive acquisitions, there are some indications that a portion of that cash may be returned to shareholders. How quickly and aggressively that is done, remains to be seen.

Within the consumer discretionary sector, the fund's overweight in media and retail holdings, hindered relative returns. The position in Comcast Corp. fell after announcing it had proposed buying Walt Disney in a deal worth about $54 billion. Some investors believe that Comcast's surprise takeover attempt will spur more consolidation in the industry. Media stocks in general were weak, causing the fund's position in Viacom, Inc. to trade down fueled also by rumors it may be interested in acquiring satellite-broadcaster EchoStar. We believe the overweight position in the media space will add value going forward in anticipation of what should be a strong advertising cycle in 2004, but we are monitoring the Comcast bid for Disney news closely. Within retail, we removed a small holding in Kohls retail stores from the portfolio after management did not executed properly on inventory causing poor same store sales numbers and falling margins.

Marked advances among some individual stocks helped the fund's financial holdings to post solid gains, but they nonetheless trailed the gain of the S&P 500 financial sector.

Relative underperformance within the financial sector was due in large part to Bank of America's announcement to acquire FleetBoston at a substantial premium. The fund's position in Bank of America Corp. underperformed peers including Fleet, a benchmark holding that was not owned by the fund. Other regional banks not owned by the fund also rallied on the potential for further mergers. Outside of commercial banking, the fund's position in Marsh & McLennan hindered performance, as state and federal regulators accused Putnam Investments, a unit of Marsh & McLennan, of civil securities fraud. (As of 3/31/04, position in Marsh & McLennan was sold.)

Q: Were there any major changes to the fund's portfolio during the period?

A: We believe that the investor rotation into more defensive names that we witnessed at the tail end of the period was akin to a correction - a sharp, but temporary dip in value - as opposed to a major shift in the direction of the equity markets. There is a tremendous amount of cash on the sidelines in corporate America today. We believe this suggests the potential for an increase in capital spending. Therefore, we remain confident in the fund's general positioning and believe that having a modest overweight (a proportionately greater stake than the benchmark) in cyclical industries (those likely to benefit from economic strength) makes sense. We continue to keep a watchful eye on the economic landscape and to seek opportunities to capture potential gains.

Q: Do you have any closing comments for shareholders?

A: We are committed to creating value for shareholders. We will continue to focus on improving the fund's portfolio by seeking undervalued companies with strong potential for capital appreciation. Over the period, we took advantage of some opportunities to sell on strength, taking profits and redeploying cash. We are optimistic about these new additions to the fund and are comfortable with our sector positioning.

As always, we thank our shareholders for their support and believe that Scudder Growth and Income Fund can be a valuable component of a diversified investment portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Asset Allocation	3/31/04	9/30/03

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03

Information Technology	20%	20%
Financials	19%	19%
Health Care	14%	14%
Industrials	13%	13%
Consumer Discretionary	11%	13%
Consumer Staples	8%	8%
Energy	7%	5%
Telecommunication Services	3%	4%
Materials	3%	2%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2004 (28.8% of Portfolio)
1. Citigroup, Inc. Provider of diversified financial services	3.8%
2. General Electric Co. Industrial conglomerate	3.5%
3. Microsoft Corp. Developer of computer software	3.3%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.2%
5. ExxonMobil Corp. Explorer and producer of oil and gas	3.1%
6. Morgan Stanley Provider of investment banking and brokerage services	3.0%
7. Cisco Systems, Inc. Developer of computer network products	2.4%
8. Bank of America Corp. Provider of commercial banking services	2.2%
9. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	2.2%
10. Parker-Hannifin Corp. Manufacturer of fluid control components	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 10.8%
Internet & Catalog Retail 0.5%
InterActiveCorp.*	804,000	25,398,360
Media 5.5%
Comcast Corp. "A"*	1,878,400	52,369,792
Interpublic Group of Companies, Inc.*	3,036,400	46,699,832
Time Warner, Inc.*	5,739,200	96,762,912
Viacom, Inc. "B"	2,320,400	90,982,884
		286,815,420
Multiline Retail 1.9%
Dollar General Corp.	1,627,200	31,242,240
Target Corp.	1,593,400	71,766,736
		103,008,976
Specialty Retail 2.9%
Staples, Inc.*	3,267,800	82,969,442
The Gap, Inc.	3,071,600	67,329,472
		150,298,914
Consumer Staples 7.9%
Beverages 2.8%
Anheuser-Busch Companies, Inc.	1,505,400	76,775,399
PepsiCo, Inc.	1,347,500	72,562,875
		149,338,274
Food & Drug Retailing 2.2%
Safeway, Inc.*	1,808,500	37,218,930
Wal-Mart Stores, Inc.	1,276,100	76,170,409
		113,389,339
Food Products 1.0%
Hershey Foods Corp.	657,100	54,440,735
Personal Products 1.9%
Avon Products, Inc.	1,297,400	98,433,738
Energy 6.5%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	1,084,700	39,569,856
Oil & Gas 5.7%
ChevronTexaco Corp.	631,175	55,404,541
Devon Energy Corp.	499,200	29,028,480
ExxonMobil Corp.	3,901,438	162,260,805
Total SA "B"*	289,491	53,206,092
		299,899,918
Financials 19.2%
Commercial Banks 4.0%
Bank of America Corp.	1,437,800	116,433,044
US Bancorp.	1,373,400	37,974,510
Wachovia Corp.	1,159,600	54,501,200
		208,908,754
Capital Markets 5.7%
J.P. Morgan Chase & Co.	1,033,200	43,342,740
Lehman Brothers Holdings, Inc.	823,000	68,202,010
Mellon Financial Corp.	826,500	25,861,185
Morgan Stanley	2,777,300	159,139,290
		296,545,225
Diversified Financial Services 4.5%
Citigroup, Inc.	3,820,699	197,530,167
Fannie Mae	530,175	39,418,511
		236,948,678
Insurance 5.0%
AMBAC Financial Group, Inc.	549,100	40,512,598
American International Group, Inc.	1,327,250	94,699,287
Hartford Financial Services Group, Inc.	1,008,200	64,222,340
MetLife, Inc.	1,789,100	63,835,088
		263,269,313
Health Care 13.7%
Biotechnology 2.1%
Amgen, Inc.*	1,860,700	108,236,919
Health Care Equipment & Supplies 2.4%
Biomet, Inc.	1,611,200	61,805,632
Guidant Corp.	1,056,900	66,975,753
		128,781,385
Health Care Providers & Services 1.6%
Caremark Rx, Inc.*	1,642,400	54,609,800
WellPoint Health Networks, Inc.*	270,700	30,784,004
		85,393,804
Pharmaceuticals 7.6%
Allergan, Inc.	313,900	26,417,824
Eli Lilly & Co.	967,000	64,692,300
Johnson & Johnson	1,872,800	94,988,415
Pfizer, Inc.	4,834,700	169,456,235
Wyeth	1,091,700	40,993,335
		396,548,109
Industrials 12.6%
Aerospace & Defense 3.2%
Honeywell International, Inc.	2,151,900	72,841,815
United Technologies Corp.	1,099,200	94,860,960
		167,702,775
Industrial Conglomerates 6.0%
3M Co.	781,300	63,965,031
General Electric Co.	6,040,100	184,343,851
Tyco International Ltd.	2,386,300	68,367,495
		316,676,377
Machinery 3.4%
Deere & Co.	950,200	65,858,362
Parker-Hannifin Corp.	1,964,200	110,977,300
		176,835,662
Information Technology 20.0%
Communications Equipment 3.3%
Cisco Systems, Inc.*	5,358,900	126,041,328
Nokia Oyj (ADR)	2,437,200	49,426,416
		175,467,744
Computers & Peripherals 5.4%
Dell, Inc.*	1,722,600	57,913,812
EMC Corp.*	7,038,600	95,795,346
Hewlett-Packard Co.	2,346,700	53,598,628
International Business Machines Corp.	821,500	75,446,560
		282,754,346
Internet Software & Services 0.5%
Yahoo!, Inc.*	566,800	27,540,812
Semiconductors & Semiconductor Equipment 4.1%
Altera Corp.*	3,017,600	61,709,920
Analog Devices, Inc.	816,800	39,214,568
Texas Instruments, Inc.	3,928,100	114,779,082
		215,703,570
Software 6.7%
Microsoft Corp.	7,001,700	174,832,449
Oracle Corp.*	5,912,300	71,006,722
Symantec Corp.*	1,353,700	62,676,310
VERITAS Software Corp.*	1,584,100	42,628,131
		351,143,612
Materials 3.2%
Chemicals 1.6%
E.I. du Pont de Nemours & Co.	940,600	39,712,132
Monsanto Co.*	1,248,100	45,767,827
		85,479,959
Metals & Mining 0.7%
Alcoa, Inc.	1,109,300	38,481,617
Paper & Forest Products 0.9%
Georgia-Pacific Corp.	1,331,800	44,868,342
Telecommunication Services 3.4%
Diversified Telecommunication Services 2.1%
ALLTEL Corp.	967,500	48,268,575
Verizon Communications, Inc.*	1,753,090	64,057,908
		112,326,483
Wireless Telecommunication Services 1.3%
AT&T Wireless Services, Inc.*	4,910,600	66,833,266
Utilities 2.2%
Exelon Corp.	922,400	63,525,688
FPL Group, Inc.	770,300	51,494,555
		115,020,243
Total Common Stocks (Cost $4,341,653,923)		5,222,060,525

Cash Equivalents 0.5%
Scudder Cash Management QP Trust 1.10% (b) (Cost $24,627,902)	24,627,902	24,627,902
Total Investment Portfolio - 100.0% (Cost $4,366,281,825) (a)		5,246,688,427

* Non-income producing security.
(a) The cost for federal income tax purposes was $4,439,256,211. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $807,432,216. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $995,177,367 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $187,745,151.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $4,341,653,923)	$ 5,222,060,525
Investment in Scudder Cash Management QP Trust (cost $24,627,902)	24,627,902
Total investments in securities, at value (cost $4,366,281,825)	5,246,688,427
Dividends receivable	3,818,271
Interest receivable	24,870
Receivable for Fund shares sold	773,766
Foreign taxes recoverable	124,101
Total assets	5,251,429,435
Liabilities
Payable for Fund shares redeemed	3,759,889
Accrued management fee	1,962,536
Other accrued expenses and payables	1,862,365
Total liabilities	7,584,790
Net assets, at value	$ 5,243,844,645
Net Assets
Net assets consist of: Undistributed net investment income	1,051,479
Net unrealized appreciation (depreciation) on: Investments	880,406,602
Foreign currency related transactions	6,548
Accumulated net realized gain (loss)	(522,587,905)
Paid-in capital	4,884,967,921
Net assets, at value	$ 5,243,844,645

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($30,892,919 / 1,524,944 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.26
Maximum offering price per share (100 / 94.25 of $20.26)	$ 21.50
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,315,129 / 664,315 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.04
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,836,490 / 241,318 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.04
Class R Net Asset Value, offering and redemption price per share ($328,119 / 16,077 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.41
Class AARP Net Asset Value, offering and redemption price per share ($2,734,615,420 / 134,103,044 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.39
Class S Net Asset Value, offering and redemption price per share ($2,416,314,405 / 118,698,993 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.36
Institutional Class Net Asset Value, offering and redemption price per share ($43,542,163 / 2,135,612 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.39

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $144,028)	$ 36,974,510
Interest - Scudder Cash Management QP Trust	130,555
Total Income	37,105,065
Expenses: Management fee	11,783,758
Administrative fee	11,025,721
Distribution service fees	129,357
Trustees' fees and expenses	67,526
Other	50,785
Total expenses, before expense reductions	23,057,147
Expense reductions	(21,025)
Total expenses, after expense reductions	23,036,122
Net investment income (loss)	14,068,943
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	174,565,845
Net unrealized appreciation (depreciation) on: Investments	421,418,071
Foreign currency related transactions	6,634
421,424,705
Net gain (loss) on investment transactions	595,990,550
Net increase (decrease) in net assets resulting from operations	$ 610,059,493

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income (loss)	$ 14,068,943	$ 31,771,357
Net realized gain (loss) on investment transactions	174,565,845	(272,361,035)
Net unrealized appreciation (depreciation) on investment transactions during the period	421,424,705	1,109,994,400
Net increase (decrease) in net assets resulting from operations	610,059,493	869,404,722
Distributions to shareholders from: Net investment income: Class A	(35,554)	(93,971)
Class AARP	(6,791,853)	(16,842,077)
Class S	(6,054,624)	(15,798,058)
Institutional Class	(135,433)	(150,987)
Fund share transactions: Proceeds from shares sold	176,590,543	358,541,034
Reinvestment of distributions	11,804,481	29,709,517
Cost of shares redeemed	(422,208,296)	(931,620,070)
Net increase (decrease) in net assets from Fund share transactions	(233,813,272)	(543,369,519)
Increase (decrease) in net assets	363,228,757	293,150,110
Net assets at beginning of period	4,880,615,888	4,587,465,778
Net assets at end of period (including undistributed net investment income of $1,051,479 at March 31, 2004)	$ 5,243,844,645	$ 4,880,615,888

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004[a]	2003	2002	2001	2000[b]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 18.04	$ 15.10	$ 18.99	$ 26.86	$ 26.65	$ 28.16
Income (loss) from investment operations: Net investment income (loss)[d]	.02	.06	.09	.11	(.03)	.09
Net realized and unrealized gain (loss) on investment transactions	2.22	2.96	(3.90)	(6.31)	.46	(.76)
Total from investment operations	2.24	3.02	(3.81)	(6.20)	.43	(.67)
Less distributions from: Net investment income	(.02)	(.08)	(.08)	(.11)	(.02)	(.22)
Net realized gains on investment transactions	-	-	-	(1.56)	(.20)	(.62)
Total distributions	(.02)	(.08)	(.08)	(1.67)	(.22)	(.84)
Net asset value, end of period	$ 20.26	$ 18.04	$ 15.10	$ 18.99	$ 26.86	$ 26.65
Total Return (%)[e]	12.44**	20.01	(20.11)	(24.34)	1.62**	(2.31)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	27	18	23	8	6
Ratio of expenses (%)	1.20*	1.17	1.00[f]	1.02	1.62g*	1.34*
Ratio of net investment income (loss) (%)	.22*	.35	.45	.45	(.12)*	.98*
Portfolio turnover rate (%)	34*	42	52	57	55*	70
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[c] For the period from August 2, 1999 (commencement of operations of Class A Shares) to December 31, 1999.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.01%.
[g] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.60%.
* Annualized ** Not annualized

Class B
Years Ended September 30,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.90	$ 15.03	$ 18.96	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.19	2.94	(3.86)	(5.00)
Total from investment operations	2.14	2.87	(3.93)	(5.06)
Less distributions from: Net investment income	-	-	-	(.02)
Net asset value, end of period	$ 20.04	$ 17.90	$ 15.03	$ 18.96
Total Return (%)[d]	11.96**	19.10	(20.73)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	12	10	13
Ratio of expenses (%)	1.97*	1.94	1.81[e]	1.83*
Ratio of net investment income (loss) (%)	(.55)*	(.42)	(.36)	(.39)*
Portfolio turnover rate (%)	34*	42	52	57
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period from December 29, 2000 (commencement of operations of Class B shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.83%.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.89	$ 15.03	$ 18.97	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.20	2.93	(3.87)	(4.99)
Total from investment operations	2.15	2.86	(3.94)	(5.05)
Less distributions from: Net investment income	-	-	-	(.02)
Net asset value, end of period	$ 20.04	$ 17.89	$ 15.03	$ 18.97
Total Return (%)[d]	12.02**	19.03	(20.77)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	3	4
Ratio of expenses (%)	1.96*	1.93	1.84[e]	1.80*
Ratio of net investment income (loss) (%)	(.54)*	(.41)	(.39)	(.36)*
Portfolio turnover rate (%)	34*	42	52	57
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period from December 29, 2000 (commencement of operations of Class C shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time increase in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without this increase was 1.81%.
* Annualized
** Not annualized

Class R
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.22
Income (loss) from investment operations: Net investment income (loss)[b]	.04
Net realized and unrealized gain (loss) on investment transactions	1.15
Total from investment operations	1.19
Less distributions from: Net investment income	-
Net asset value, end of period	$ 20.41
Total Return (%)	6.19**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses (%)	.95*
Ratio of net investment income (loss) (%)	.51*
Portfolio turnover rate (%)	34*
[a] For the period November 3, 2003 (commencement of operations of Class R shares) to March 31, 2004 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class AARP
Years Ended September 30,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.15	$ 15.18	$ 19.08	$ 27.01	$ 27.09
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.13	.14	.17	.01
Net realized and unrealized gain (loss) on investment transactions	2.23	2.96	(3.91)	(6.36)	(.06)
Total from investment operations	2.29	3.09	(3.77)	(6.19)	(.05)
Less distributions from: Net investment income	(.05)	(.12)	(.13)	(.18)	(.03)
Net realized gains on investment transactions	-	-	-	(1.56)	-
Total distributions	(.05)	(.12)	(.13)	(1.74)	(.03)
Net asset value, end of period	$ 20.39	$ 18.15	$ 15.18	$ 19.08	$ 27.01
Total Return (%)	12.63d**	20.40	(19.90)	(24.15)	(.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,735	2,518	2,338	3,416	5,353
Ratio of expenses before expense reductions (%)	.81*	.80	.76	.76	.75*
Ratio of expenses after expense reductions (%)	.81*	.80	.76	.76	.75*
Ratio of net investment income (loss) (%)	.61*	.72	.69	.71	.04**
Portfolio turnover rate (%)	34*	42	52	57	55*
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period from August 14, 2000 (commencement of operations of Class AARP shares) to September 30, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended September 30,	2004[a]	2003	2002	2001	2000[b]	1999[c]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 18.13	$ 15.17	$ 19.08	$ 27.02	$ 26.69	$ 26.31	$ 27.33
Income (loss) from investment operations:
Net investment income (loss)[d]	.05	.11	.14	.17	.13	.48	.62
Net realized and unrealized gain (loss) on investment transactions	2.23	2.97	(3.92)	(6.36)	.51	1.11	1.06
Total from investment operations	2.28	3.08	(3.78)	(6.19)	.64	1.59	1.68
Less distributions from: Net investment income	(.05)	(.12)	(.13)	(.19)	(.11)	(.51)	(.61)
Net realized gains on investment transactions	-	-	-	(1.56)	(.20)	(.70)	(2.09)
Total distributions	(.05)	(.12)	(.13)	(1.75)	(.31)	(1.21)	(2.70)
Net asset value, end of period	$ 20.36	$ 18.13	$ 15.17	$ 19.08	$ 27.02	$ 26.69	$ 26.31
Total Return (%)	12.59**	20.35	(19.91)	(24.14)	2.32**	6.15	6.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,416	2,284	2,218	3,434	5,834	6,765	7,582
Ratio of expenses (%)	.94*	.90	.76	.76	.86e*	.80	.74
Ratio of net investment income (loss) (%)	.48*	.62	.69	.71	.64*	1.76	2.20
Portfolio turnover rate (%)	34*	42	52	57	55*	70	41
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[c] For the year ended December 31.
[d] Based on average shares outstanding during the period.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .84%.
* Annualized
** Not annualized

Institutional Class
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.15	$ 15.17	$ 17.61
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.13	.02
Net realized and unrealized gain (loss) on investment transactions	2.24	2.97	(2.42)
Total from investment operations	2.31	3.10	(2.40)
Less distributions from: Net investment income	(.07)	(.12)	(.04)
Net asset value, end of period	$ 20.39	$ 18.15	$ 15.17
Total Return (%)	12.72**	20.50	(13.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	35.001
Ratio of expenses (%)	.73*	.73	.73*
Ratio of net investment income (loss) (%)	.69*	.79	.95*
Portfolio turnover rate (%)	34*	42	52
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On November 3, 2003, the Fund commenced offering Class R shares which are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $433,688,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2005 ($407,000), September 30, 2006 ($263,000), September 30, 2007 ($684,000), September 30, 2008 ($1,589,000), September 30, 2010 ($130,885,000) and September 30, 2011 ($299,860,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $172,046,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $875,448,335 and $1,103,405,058, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $14,000,000,000 of the Fund's average daily net assets, 0.425% of the next $2,000,000,000 of such net assets, 0.400% of the next $2,000,000,000 of such net assets and 0.385% of such net assets in excess of $18,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.50%, 0.52%, 0.51%, 0.36%, 0.49% and 0.275% of the average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of those expenses formerly covered under Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.950%, 0.970%, 0.960%, 0.805%, 0.940% and 0.730%, of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.45%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees. This expense cap will remain in effect until September 30, 2005.

For the six months ended April 30, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2004
Class A	$ 74,605	$ -	$ 15,674
Class B	35,071	-	5,598
Class C	12,419	-	2,052
Class AARP	4,891,446	20,848	811,835
Class S	5,957,442	-	994,436
Institutional Class	54,738	-	7,492
	$ 11,025,721	$ 20,848	$ 1,837,087

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets for Class R. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended March 31, 2004 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class B	$ 50,583	$ 5,800
Class C	18,264	2,299
Class R	158	158
	$ 69,005	$ 8,257

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2004	Annualized Effective Rate
Class A	$ 37,252	$ 10,377.25%
Class B	16,854	4,976.25%
Class C	6,088	1,728.25%
Class R	158	114.25%
	$ 60,352	$ 17,195

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended March 31, 2004 aggregated $6,852 and $90, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for Class B and C shares aggregated $19,205 and $49, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate AARP Services, Inc., monitors and oversees the AARP Investments Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2004 pursuant to the Administrative Agreement, the Administrative Fee was reduced by $177 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	331,052	$ 6,548,112	827,961	$ 13,982,862
Class B	102,072	1,993,023	218,513	3,646,819
Class C	55,227	1,086,036	117,884	1,954,611
Class AARP	3,705,663	73,924,583	5,881,631	101,491,067
Class S	4,406,230	87,896,227	10,432,687	175,239,641
Class R	17,670*	362,562*	-	-
Institutional Class	234,655	4,780,000	3,754,038	62,226,034
		$ 176,590,543		$ 358,541,034
Shares issued to shareholders in reinvestment of distributions
Class A	1,732	$ 33,800	5,390	$ 90,609
Class AARP	307,568	6,040,072	882,144	14,937,869
Class S	285,363	5,595,176	859,318	14,530,052
Institutional Class	6,895	135,433	8,672	150,987
		$ 11,804,481		$ 29,709,517
Shares redeemed
Class A	(283,331)	$ (5,636,282)	(548,924)	$ (9,150,219)
Class B	(129,974)	(2,561,648)	(208,929)	(3,392,951)
Class C	(66,757)	(1,317,514)	(73,604)	(1,216,908)
Class AARP	(8,635,028)	(172,040,596)	(22,083,166)	(363,822,328)
Class S	(12,005,422)	(239,975,259)	(31,455,842)	(523,850,899)
Class R	(1,593)*	(31,996)*	-	-
Institutional Class	(32,596)	(645,001)	(1,836,109)	(30,186,765)
		$ (422,208,296)		$ (931,620,070)
Net increase (decrease)
Class A	49,453	$ 945,630	284,427	$ 4,923,252
Class B	(27,902)	(568,625)	9,584	253,868
Class C	(11,530)	(231,478)	44,280	737,703
Class AARP	(4,621,797)	(92,075,941)	(15,319,391)	(247,393,392)
Class S	(7,313,829)	(146,483,856)	(20,163,837)	(334,081,206)
Class R	16,077*	330,566*	-	-
Institutional Class	208,954	4,270,432	1,926,601	32,190,256
		$ (233,813,272)		$ (543,369,519)

* For the period from November 3, 2003 (commencement of operations of Class R shares) to March 31, 2004.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SUWIX
CUSIP Number	460965-627	460965-619	460965-593	460965-551
Fund Number	464	664	764	550

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SUWRX
CUSIP Number	460965-858
Fund Number	1509

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACDGX	SCDGX
Fund Number	164	064

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Growth & Income Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Growth & Income Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------